UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 25, 2006

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 25, 2006, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Compensation Committee, approved, effective January 1, 2006, cash directors’ fees for non-employee directors of National Penn and its subsidiaries. A schedule of these fees is included in this Report as Exhibit 10.1 and is incorporated herein by reference.

Under National Penn’s Directors’ Fee Plan, which was approved by shareholders in 1997, an individual may, in lieu of cash payment of directors’ fees, elect to receive such fees currently in National Penn common stock or on a deferred basis in either National Penn common stock or cash with interest.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation and Bylaws; Change in Fiscal Year.

On January 25, 2006, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Nominating/Corporate Governance Committee, approved amendments to the Bylaws of National Penn Bancshares, Inc.

A principal purpose of the amendments is to provide for the possible designation by the Board of Directors of a “Lead Independent Director”. Prior to this amendment, the Board of Directors had established a “Lead Independent Director” by a standing Board resolution. This amendment further formalizes this position.

The second principal purpose of the amendments is to establish a new standing committee of the Board of Directors - the Directors’ Enterprise Risk Management Committee. This Committee is responsible for monitoring the corporate enterprise risk management process governing the business activities of National Penn and its subsidiaries.

The foregoing description of the Amended and Restated Bylaws of National Penn Bancshares, Inc. does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are filed in this Report as Exhibit 3.1 and incorporated herein by reference. Amended language is shown in italics and underscored. The text of the Amended and Restated Bylaws is also available at National Penn’s website: www.nationalpenbancshares.com.

Also on January 25, 2006, the Board of Directors of National Penn Bancshares, Inc., based upon the recommendation of its Nominating/Corporate Governance Committee, approved execution by National Penn Bancshares, Inc., as sole shareholder of National Penn Bank, of amendments to the Bylaws of National Penn Bank. The principal purpose of these amendments is to provide for the possible designation by the Bank’s Board of Directors of a “Lead Independent Director”, similar to the designation of a “Lead Independent Director” at the holding company level.

The foregoing description of the Amended and Restated Bylaws of National Penn Bank does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are filed in this Report as Exhibit 3.2 and incorporated herein by reference. Amended language is shown in italics and underscored.

Section 8 - Other Events

Item 8.01 Other Events

On January 25, 2006, National Penn issued a press release announcing its declaration of a cash dividend of $.165 per share for shareholders of record on February 4, 2006, payable on February 17, 2006. This press release is included in this Report as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

	3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.

	3.2	Amended and Restated Bylaws of National Penn Bank

	10.1	Non-Employee Directors - Cash Directors’ Fees - 2006.

	99.1	National Penn Bancshares, Inc. Press Release dated January 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

By	/s/Wayne R. Weidner
Name:	Wayne R. Weidner
Title:	Chairman and CEO

Dated: January 25, 2006

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws of National Penn Bancshares, Inc.

3.2	Amended and Restated Bylaws of National Penn Bank

10.1	Non-Employee Directors - Cash Directors’ Fees - 2006

99.1	National Penn Bancshares, Inc. Press Release dated January 25, 2006.